UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     January 29, 2007

Handheld Entertainment, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-32985	98-0430675
(Commission File Number)	(IRS Employer Identification No.)
539 Bryant Street, Suite 403 San Francisco, California 94107	94107
(Address of Principal Executive Offices)	(Zip Code)
(415) 495-6470
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The information set forth in Item 3.01 of this Current Report on Form 8-K relating to the entry into a material definitive agreement is incorporated by reference into this Item 1.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 17, 2007, the Company accepted subscriptions for 12,767 units (the ‘‘Units’’), each Unit consisting of 100 shares of the Company’s common stock, par value $0.0001 per share (the ‘‘Common Stock’’), warrants to purchase 75 shares of Common Stock at an exercise price of $3.50 per share (the ‘‘$3.50 Warrants’’) and warrants to purchase 75 shares of Common Stock at an exercise price of $4.00 per share (the ‘‘$4.00 Warrants,’’ and together with the $3.50 Warrants, the ‘‘Warrants’’), for a purchase price of $300 per Unit, which resulted in $3,830,000 gross proceeds to the Company.

The Warrants were each subject to a ‘‘reset provision,’’ which provided that (i) if the Company did not file a registration statement covering the resale of the Common Stock, Warrants and shares of Common Stock underlying the Warrants by January 31, 2007, the exercise price of the Warrants would be automatically reduced by 5% of the original exercise price, or (ii) if the Company did not cause such registration statement to be declared effective by March 15, 2007, the exercise price of the Warrants will be automatically reduced by 10% of the original exercise price, and for every 30 day period thereafter that the Company had still not obtained the effectiveness of the registration statement, the exercise price of the Warrants will be reduced by an additional 5% of the original exercise price.

On January 29, 2007, The NASDAQ Stock Market notified the Company that as a result of an amendment to the $4.00 Warrant that eliminated the ‘‘reset provision’’ from the $4.00 Warrant (the ‘‘Amendment’’), the Company regained compliance with the stockholder approval requirements of NASDAQ Marketplace Rule 4350(i)(1)(D)(ii). The Company entered into the Amendment with the subscribers for the Units on January 29, 2007, in response to oral advice received from NASDAQ on January 22, 2007.

Other provisions of the Amendment provide that the exercise price of the $3.50 will be reduced by 10% of the original exercise if the Company does not file the registration statement by January 31, 2007, or 20% of the original exercise price if the Company does not cause such registration statement to be declared effective by March 15, 2007, and an additional 10% for every thirty days that the Company has still not obtained effectiveness.

The foregoing is not a complete summary of the terms of the transaction described in this Current Report on Form 8-K and reference is made to the complete text of the Form of Subscription Agreement, the Form of $4.00 Warrant, the Form of $3.50 Warrant and the Form of Amendment attached hereto as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4 respectively.

Item 8.01	Other Events

On January 30, 2007, pursuant to NASDAQ Marketplace Rule 4803(a), the Company issued a press release disclosing receipt of NASDAQ’s notice to the Company.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Subscription Agreement (Incorporated herein by reference to Exhibit 10.1 the Company’s Current Report on Form 8-K, filed on January 18, 2007)
10.2	Form of Warrant to Purchase Common Stock at $4.00 per Share (Incorporated herein by reference to Exhibit 10.2 the Company’s Current Report on Form 8-K, filed on January 18, 2007)
10.3	Form of Warrant to Purchase Common Stock at $3.50 per Share (Incorporated herein by reference to Exhibit 10.3 the Company’s Current Report on Form 8-K, filed on January 18, 2007)
10.4	Amendment to the Subscription Agreement and Warrants, dated January 25, 2007
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDHELD ENTERTAINMENT, INC.
Dated: January 30, 2007	By:	/s/ Jeff Oscodar
Jeff Oscodar President and Chief Executive Officer

Exhibit No.	Description
10.1	Form of Subscription Agreement (Incorporated herein by reference to Exhibit 10.1 the Company’s Current Report on Form 8-K, filed on January 18, 2007)
10.2	Form of Warrant to Purchase Common Stock at $4.00 per Share (Incorporated herein by reference to Exhibit 10.2 the Company’s Current Report on Form 8-K, filed on January 18, 2007)
10.3	Form of Warrant to Purchase Common Stock at $3.50 per Share (Incorporated herein by reference to Exhibit 10.3 the Company’s Current Report on Form 8-K, filed on January 18, 2007)
10.4	Amendment to the Subscription Agreement and Warrants, dated January 25, 2007
99.1	Press Release